SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report – May 29, 2003

SUN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-14745	23-2233584
State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

155 North 15th Street, Lewisburg, PA		17837
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (570) 523-4300

N/A
(Former name or former address, if changed since last report)

Item 1.	Changes in Control of Registrant.

Not Applicable.

Item 2.	Acquisition or Disposition of Assets.

Not Applicable.

Item 3.	Bankruptcy or Receivership.

Not Applicable.

Item 4.	Changes in Registrant’s Certifying Accountant.

Not Applicable.

Item 5.	Other Events.

The Registrant hereby files this Current Report on Form 8-K to report that {the Registrant], as trustee for the Sun Bancorp, Inc. 401(k) Plan (the “Plan”), has engaged Beard Miller Company, LLP as the certified public accountant for the Plan for the Plan’s fiscal year ending December 31, 2002.

Item 6.	Resignations of Registrant’s Directors.

Not Applicable.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

Item 8.	Change in Fiscal Year.

Not Applicable.

Item 9.	Regulation FD Disclosure.

Not Applicable.

Item 10.	Amendment to the Registrant’s Code of Ethics or Waiver of a Provision of the Code of Ethics.

Not Applicable.

Item 11.	Temporary Suspension of Trading under Registrant’s Employee Benefit Plan

Not Applicable.

Item 12.	Results of Operations and Financial Condition.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN BANCORP, INC.
(Registrant)

Dated: May 29, 2003	By:	/s/ Robert J. McCormack
Robert J. McCormack
President & Chief Executive Officer